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                      THE ALGOS PHARMACEUTICAL CORPORATION
                  1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN



               Algos Pharmaceutical Corporation, a Delaware corporation, has adopted the Algos Pharmaceutical Corporation 1996 Non-Employee Director Stock Option Plan (the "Plan"), effective ___________ ___, 1996, for the benefit of its eligible non-employee directors.

               The purposes of this Plan are as follows:

               (1) To provide an additional incentive for non-employee directors to further the growth, development and financial success of the Company by personally benefiting through the ownership of options with respect to Company stock which recognize such growth, development and financial success.

               (2) To enable the Company to obtain and retain the services of non-employee directors considered essential to the long range success of the Company by offering them an opportunity to own options with respect to stock in the Company which will reflect the growth, development and financial success of the Company.

                                    ARTICLE I

                                   DEFINITIONS

               1.1 General. Wherever the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

               1.2 Board. "Board" shall mean the Board of Directors of the Company.

               1.3 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

               1.4 Common Stock. "Common Stock" shall mean the common stock of the Company, par value $0.01 per share.

               1.5   Company.   "Company"   shall  mean   Algos   Pharmaceutical
Corporation, Delaware corporation.

               1.6 Corporate Transaction. "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

               (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

               (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or




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               (c) any  reverse  merger in which the  Company  is the  surviving entity but in which  securities  possessing more than fifty percent (50%)
       of  the  total  combined  voting  power  of  the  Company's   outstanding
       securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

               1.7 Director. "Director" shall mean a member of the Board.

               1.8 Employee. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or of any corporation which is a Subsidiary.

               1.9 Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, ------------ as amended.

               1.10 Fair Market Value. "Fair Market Value" of a share of Common Stock as of a given date shall be (a) the average on that date of the high and low prices of a share of Common Stock on the principal national securities exchange on which shares of Common Stock are then trading, or, if shares were not traded on such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on a national securities exchange but is quoted on NASDAQ or a successor quotation system, the last reported sale price on such date as reported by NASDAQ or such successor quotation system; or
(c) if Common Stock is not traded on a national securities exchange and is not reported on NASDAQ or a successor quotation system, the closing bid price (or average of bid prices) last quoted on such date by an established quotation service for over-the-counter securities; or (d) if Common Stock is not traded on a national securities exchange, is not reported on NASDAQ or a successor quotation system and is not otherwise publicly traded on such date, the fair market value of a share of Common Stock as established by the Board acting in good faith and taking into consideration all factors which it deems appropriate, including, without limitation, recent sale offer prices for the Common Stock in private arm's-length transactions.

               1.11 Independent Director. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

               1.12 Option.  "Option"  shall mean a stock option  granted  under
Article III of this Plan, which is not intended to qualify as an "incentive stock option" under Section 422 of the Code.

               1.13 Option Agreement. "Option Agreement" shall mean an agreement between the Company and an Optionee that sets forth the terms, conditions and limitations applicable to an Option.

               1.14 Optionee. "Optionee" shall mean an Independent Director granted an Option under this Plan.

               1.15  Plan.   "Plan"   shall   mean  this  Algos   Pharmaceutical
Corporation 1996 Non- Employee Director Stock Option Plan.

               1.16 QDRO. "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

               1.17 Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.



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               1.18 Securities Act.  "Securities  Act" shall mean the Securities
Act of 1933, as amended.

               1.19 Subsidiary. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               1.20 Termination of Directorship. "Termination of Directorship" shall mean the time when an Optionee ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, removal or death. The Board, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Directorship.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

               2.1 Shares Subject to Plan. The shares of stock subject to Options shall be Common Stock. The aggregate number of such shares which may be issued upon exercise of such Options under the Plan shall not exceed 10,000 thousand (10,000). The shares of Common Stock issuable upon exercise of such options may be either previously authorized but unissued shares or treasury shares.

               2.2 Add-back of Options. If any Option under this Plan expires or is cancelled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration, cancellation or exercise may again be optioned hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Options which are adjusted pursuant to Section 7.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Optionee or withheld by the Company upon the exercise of any Option under this Plan, in payment of the exercise price thereof or withholding taxes thereon, may again be optioned hereunder, subject to the limitations of Section 2.1.

                                  ARTICLE III

                              GRANTING OF OPTIONS

               3.1 Eligibility. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in
Section 3.2.

               3.2    Granting of Options

               (a) During the term of the Plan, each person who is initially elected or appointed to the Board, and who is an Independent Director at the time of such initial election or appointment automatically shall be granted an Option to purchase one hundred twenty (120) shares of Common Stock (subject to adjustment as provided in Section 7.3) on the date of such initial election or appointment. Members of the Board who are employees of the Company who subsequently incur a Termination of Employment and remain on the Board will not receive an initial Option grant pursuant to this subsection (a), but to the extent that they are otherwise eligible, will receive, after such Termination of Employment, Options as described in subsection (b) below.


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               (b)  During  the  term of the  Plan,  each  Independent  Director automatically shall be granted an Option to purchase sixty (60) shares of Common Stock (subject to adjustment as provided in Section 7.3) on the date of each annual meeting of stockholders at which Directors are elected and at the close of which the Independent Director is then serving as a Director, provided that the Independent Director has served as a Director during the entire six month period preceding the date of such annual meeting.

               (c) All the foregoing  Option  grants  authorized by this Section
3.2 are subject to stockholder approval of the Plan.


                                   ARTICLE IV

                                TERMS OF OPTIONS

               4.1 Option Agreement. Each Option shall be evidenced by a written Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Board shall determine, consistent with this Plan.

               4.2 Exercise Price. The price per share of the shares subject to each Option shall be 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

               4.3 Option Term. The term of an Option shall be ten (10) years from the date the Option is granted, except as provided in Section 7.3(b).

               4.4    Option Vesting

               (a) Options granted pursuant to Section 3.2(a) shall become exercisable in cumulative annual installments of one-third each on each of the first, second and third annual meetings of stockholders of the Company at which Directors are elected following the date of grant, without variation or acceleration hereunder except as provided in Section 7.3(b).

               (b) Options granted pursuant to Section 3.2(b) shall become exercisable in full on the date of the first annual meeting of stockholders of the Company at which Directors are elected following the date of grant, without variation or acceleration hereunder except as provided in Section 7.3(b).

               (c) No portion of an Option which is unexercisable at Termination of Directorship shall thereafter become exercisable.

               4.5 Consideration. In consideration of the granting of an Option, the Optionee shall agree, in the written Option Agreement, to render faithful and efficient services as Director of the Company. Nothing in this Plan or in any Option Agreement shall confer upon any Optionee any right to continue as a Director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.




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                                    ARTICLE V

                               EXERCISE OF OPTIONS

               5.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Board may require that, by the terms of the Option Agreement, a partial exercise be with respect to a minimum number of shares.

               5.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

               (a) A written notice complying with the applicable rules established by the Board stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

               (b) Such representations and documents as the Board, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act, as amended, and any other federal or state securities laws or regulations. The Board may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

               (c) In the event that the Option shall be  exercised  pursuant to
Section 7.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

               (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Board, may in its sole discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised;
(ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Board or (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii),
(iii), (iv), (v) and (vi). In the case of a promissory note, the Board may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.




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               5.3  Conditions  to Issuance of Stock  Certificates.  The Company
shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

               (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

               (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Board shall, in its sole discretion, deem necessary or advisable;

               (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Board shall, in its sole discretion, determine to be necessary or advisable;

               (d) The lapse of such reasonable period of time following the exercise of the Option as the Board may establish from time to time for reasons of administrative convenience; and

               (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

               5.4 Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

               5.5 Ownership and Transfer Restrictions. The Board, in its sole discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Option Agreement or other agreement between the Company and the holders of such shares and may be referred to on the certificates evidencing such shares.

               5.6 Limitations on Exercise of Options. No Option may be exercised to any extent by anyone after the first to occur of the following events:

               (a) The expiration of twelve (12) months from the date of the Optionee's death;

               (b) the expiration of twelve (12) months from the date of the Optionee's Termination of Directorship by reason of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

               (c) the expiration of seven (7) days from the date of the Optionee's Termination of Directorship by reason of removal for cause (as determined by the Board in its sole discretion);

               (d) the expiration of thirty (30) days from the date of the Optionee's Termination of Directorship for any reason other than such Optionee's death, removal for cause or his permanent and total disability, unless the Optionee dies within said three-month period; or

               (e) The expiration of ten years from the date the Option was granted.




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                                   ARTICLE VI

                                 ADMINISTRATION

               6.1 Duties and Powers of Board. It shall be the duty of the Board to conduct the general administration of this Plan in accordance with its provisions. The Board shall have the power to interpret this Plan and the agreements pursuant to which Options are granted, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules.

               6.2 Majority Rule; Unanimous Written Consent. The Board shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Board.

               6.3 Professional Assistance; Good Faith Actions. All expenses and liabilities which members of the Board incur in connection with the administration of this Plan shall be borne by the Company. The Board may employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No members of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or the Options and all members of the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

               7.1 Not Transferable. Options under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such Options have been exercised, or the shares underlying such Options have been issued, and all restrictions applicable to such shares have lapsed. No Option or interest therein shall be liable for the debts, contracts or engagements of the Optionee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

               During the lifetime of the Optionee only he or she may exercise an Option (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Option Agreement or other agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

               7.2 Amendment, Suspension or Termination of this Plan. Except as otherwise provided in this Section 7.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of



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the Company's stockholders given within twelve months before or after the action by the Board, no action of the Board may, except as provided in Section 7.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan, and no action of the Board may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options alter or impair any rights or obligations under any Options theretofore granted, unless the Option Agreement itself otherwise expressly so provides. No Options may be granted during any period of suspension or after termination of this Plan.

               7.3 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

               (a) Subject to Section 7.3(d), in the event that the Board determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Board's sole discretion, affects the Common Stock such that an adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Board shall, in such manner as it may deem equitable, adjust any or all of

                    (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares),

                    (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, and

                    (iii) the exercise price with respect to any Option.

               (b) Subject to Sections 7.3(b)(vi) and 7.3(d), in the event of any Corporate Transaction or other transaction or event described in Section 7.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Board in its sole discretion is hereby authorized to take any one or more of the following actions whenever the Board determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                    (i) In its sole discretion, and on such terms and conditions as it deems appropriate, the Board may provide, either by the terms of the Option Agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Optionee's request, for either the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such Option or realization of the Optionee's rights had such Option been currently exercisable or the replacement of such Option with other rights or property selected by the Board;



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                    (ii) In its sole discretion,  the Board may provide,  either by the terms of the Option Agreement or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

                    (iii) Subject to subsection (d), in its sole discretion, and on such terms and conditions as it deems appropriate, the Board may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (A) Section 4.4 or (B) the provisions of the applicable Option Agreement;

                    (iv) In its sole discretion, and on such terms and conditions as it deems appropriate, the Board may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that upon such event, such option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

                    (v) In its sole discretion, and on such terms and conditions as it deems appropriate, the Board may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options and/or in the terms and conditions of
        (including the exercise price), and the criteria included in, outstanding Options and Options which may be granted in the future.

                    (vi)  None  of the  foregoing  discretionary  terms  of this
        Section 7.3(b) shall be permitted to the extent that such discretion would be inconsistent with the applicable exemptive conditions of Rule 16b-3. In the event of Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 7.3(b)(iii) above, each Option shall be exercisable as to all shares covered thereby during the five days immediately preceding the consummation of such Corporate Transaction and subject to such consummation, notwithstanding anything to the contrary in Section 4.4 or the vesting schedule of such Options. In the event of a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 7.3(b)(ii) above, no Option may be exercised following such Corporate Transaction unless such Option is, in connection with such Corporate Transaction, either assumed by the successor or survivor corporation (or parent or subsidiary thereof) or replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent or subsidiary thereof).

               (c) Subject to Section 7.3(d) and 7.8, the Board may, in its sole discretion, include such further provisions and limitations in any Option Agreement as it may deem equitable and in the best interests of the Company.

               (d) No adjustment or action described in this Section 7.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 unless the Board determines that the Option is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Option shall always be rounded to the next whole number.



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               7.4 Approval of Plan by Stockholders. This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Options may be granted prior
to  such  stockholder  approval,   provided  that  such  Options  shall  not  be
exercisable prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options previously granted under this Plan shall thereupon be cancelled and become null and void.

               7.5 Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee of any sums required by federal, state or local tax law to be withheld with respect to the issuance or exercise of any Option. The Board may in its sole discretion allow such Optionee to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

               7.6 Loans. The Board may, in its sole discretion, extend one or more loans to Independent Directors in connection with the exercise of an Option granted under this Plan. The terms and conditions of any such loan shall be set by the Board.

               7.7 Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Options under the Plan consistent with the provisions of the Plan, the Board shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Options granted under the Plan, or to require the recipient to agree by separate written instrument, that (a) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the Option or upon the receipt or resale of any Common Stock underlying such Option must be paid to the Company, and (b) the Option shall terminate and any unexercised portion of such Option shall be forfeited, if (i) the Optionee incurs a Termination of Directorship prior to a specified date, or within a specified time period following receipt or exercise of the Option, or (ii) the Optionee at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Board.

               7.8 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of this Plan, this Plan and any Option granted to any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

               7.9 Effect of Plan Upon Options and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Directors or consultants of the Company or any Subsidiary or (b) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

               7.10 Compliance with Laws. This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of shares of Common Stock under Options granted hereunder are


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subject to  compliance  with all  applicable  federal and state laws,  rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and the Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

               7.11 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

               7.12 Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the state of New York without regard to conflicts of laws thereof.

                                      * * *

               I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Algos Pharmaceutical Corporation on __________________ 1996.

               Executed on this ____ day of _______________, 199___.



                                             -----------------------------------
                                                         Secretary



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